UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2026

VITASPRING BIOMEDICAL CO., LTD.
(Exact name of registrant as specified in its charter)

Nevada	333-216465	37-1836726
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5225 Canyon Crest Drive, Suite 71-802, Riverside, CA 92507

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (949) 202-9235

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Ssu-Chuan Lai

Effective at 11:58 p.m. Pacific Time on September 7, 2026, immediately following the election of her successor as a director and the appointment of her successor officers as described in Items 5.02(c) and (d) below, Dr. Ssu-Chuan Lai resigned from her positions as Chairperson of the Board, Chief Executive Officer, President, Chief Financial Officer, and Secretary of the Company, and as a member of the Board. Dr. Lai’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. A copy of Dr. Lai’s resignation letter is filed as Exhibit 17.1 to this Current Report and is incorporated herein by reference.

(c) Appointment of Jing-Zhou Chen as Chief Executive Officer, President, Chief Financial Officer and Secretary

Effective at 11:57 p.m. Pacific Time on September 7, 2026, Dr. Ssu-Chuan Lai, as the sole director then in office, appointed Jing-Zhou Chen as the Company’s Chief Executive Officer, President, Chief Financial Officer, and Secretary, to serve at the pleasure of the Board and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal. The Board designated Mr. Chen as the Company’s principal executive officer and as its principal financial officer and principal accounting officer.

Mr. Chen, age 40, has served as the founder and Chief Executive Officer of Dream Born Co., Ltd., a Taiwan company that operates a mobile short-form video and consumer content application, since March 2025. From 2020 to 2025, Mr. Chen served as Chief Executive Officer and Managing Director of GBT Cloud Kitchen and of Hongxi Enterprise Management, affiliated Taiwan food service and franchising businesses. From 2018 to 2020, he was a co-founder and head of operations of POKE25, a blockchain-based gaming application. From 2017 to 2018, he served as Vice President of Operations of G-Store Smart Retail Technology, an unmanned retail equipment business. From 2011 to 2016, he served as a senior overseas process and equipment engineer with Genes Tech Co., Ltd. and STATS ChipPAC Taiwan, semiconductor assembly and test service providers. Mr. Chen received a B.S. in Electrical Engineering from National United University in 2010 and is currently enrolled in the Executive M.B.A. program in Information and Financial Management at National Taipei University of Technology.

There are no family relationships between Mr. Chen and any director or executive officer of the Company. There is no arrangement or understanding between Mr. Chen and any other person pursuant to which he was appointed as an officer of the Company. Mr. Chen has no direct or indirect material interest in any transaction to which the Company is a party that is required to be disclosed under Item 404(a) of Regulation S-K. The Company has not entered into an employment agreement with Mr. Chen, and no compensatory plan, contract or arrangement has been entered into or materially amended in connection with his appointment. No compensation is payable to Mr. Chen for his service as an officer, unless and until otherwise determined by the Board.

(d) Election of Shao-Hsiang Shih as Director and Chairman of the Board

Effective at 11:56 p.m. Pacific Time on September 7, 2026, Ssu-Chuan Lai, as the sole director then in office, elected Shao-Hsiang Shih to serve as a director of the Company, to hold office until the next annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. Effective at 11:57 p.m. Pacific Time on September 7, 2026, Mr. Shih was appointed Chairman of the Board, to serve at the pleasure of the Board.

Mr. Shih, age 54, has served as Director of Administrative Management of Century Publishing Co., a Taiwan publishing company, since 2020, and previously served as its Director of Education Management from 2010 to 2020. From 2000 to 2010, he served as Director of Education Management of Century Education Center. Mr. Shih received a bachelor’s degree from the Department of Statistics of National Taipei University in 2003 and a master’s degree from the Graduate Institute of Buddhist Studies of Fo Guang University in 2018 and is a doctoral student at the Graduate Institute of Eastern Humanistic Thought of Huafan University.

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In concluding that Mr. Shih should serve as a director, the Board considered his extensive management and administrative experience, his educational background, and his experience in the Taiwan business environment. The Board determined that his experience and qualifications would be beneficial to the Company.

Mr. Shih was not elected as a director pursuant to any arrangement or understanding between him and any other person. There are no family relationships between Mr. Shih and any director or executive officer of the Company. Mr. Shih has no direct or indirect material interest in any transaction to which the Company is a party that is required to be disclosed under Item 404(a) of Regulation S-K. The Board does not maintain an audit, compensation, nominating or other standing committee, and Mr. Shih has not been appointed to any committee of the Board. No compensation is payable to Mr. Shih for his service as a director or as Chairman of the Board, unless and until otherwise determined by the Board.

Each of Mr. Shih and Mr. Chen is entitled to indemnification and advancement of expenses by the Company to the fullest extent permitted by the Nevada Revised Statutes and the Company’s Articles of Incorporation and Bylaws, and the Board has authorized the Company to enter into an indemnification agreement with each of them substantially in the form presented to the Board. No such indemnification agreement has been executed as of the date of this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

17.1	Resignation Letter of Ssu-Chuan Lai, dated September 7, 2026.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITASPRING BIOMEDICAL CO., LTD.

Date: September 10, 2026	By:	/s/ Jing-Zhou Chen
	Name:	Jing-Zhou Chen
	Title:	Chief Executive Officer, President, Chief Financial Officer, and Secretary

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